Rule 497(k)

Registration Nos. 333-171759 and 811-22519

FIRST TRUST EXCHANGE-TRADED ALPHADEX® FUND II
(the “Trust”)

FIRST TRUST DEVELOPED MARKETS EX-US ALPHADEX® FUND

FIRST TRUST AUSTRALIA ALPHADEX® FUND

FIRST TRUST CANADA ALPHADEX® FUND

FIRST TRUST HONG KONG ALPHADEX® FUND

FIRST TRUST SOUTH KOREA ALPHADEX® FUND

(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 29, 2020

The shareholders of each of First Trust Australia AlphaDEX® Fund (“FAUS”), First Trust Canada AlphaDEX® Fund (“FCAN”), First Trust Hong Kong AlphaDEX® Fund (“FHK”), and First Trust South Korea AlphaDEX® Fund (“FKO”), each an exchange-traded fund managed by First Trust Advisors L.P. (“FTA”), approved the reorganization of each Fund with and into First Trust Developed Markets ex-US AlphaDEX® Fund (“FDT), at a joint special meeting of shareholders held on September 14, 2020.

Upon the completion of the reorganizations, which are expected to be tax-free, the assets of each of FAUS, FCAN, FHK and FKO will be transferred to, and the liabilities of each of FAUS, FCAN, FHK and FKO will be assumed by, FDT, and shareholders of FAUS, FCAN, FHK and FKO will receive shares of FDT with a value equal to the aggregate net asset value of the shares of FAUS, FCAN, FHK and FKO, as applicable, held by them. The closing date of the reorganizations will be November 2, 2020.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS, SUMMARY PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE